                                                                    EXHIBIT 10.8
                                VOTING AGREEMENT


         THIS VOTING AGREEMENT is entered into as of June 30, 2003, by and between US DATAWORKS, INC., a Nevada corporation ("USD"), and Societe Financiere Privee, S.A. a corporation of Switzerland ("STOCKHOLDER").

                                    RECITALS

A. Stockholder and USD have entered into a Debenture and Warrant Agreement, of even date herewith (the "DEBENTURE AGREEMENT").

B. As a material condition to the parties' entering into the Debenture Agreement, USD desires, and Stockholder agrees, to enter into this Voting Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements as set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         The parties to this Voting Agreement, in consideration of the mutual promises and covenants contained herein and intending to be legally bound, agree as follows:

SECTION  1.       CERTAIN DEFINITIONS

                  Unless otherwise defined below, all capitalized terms shall have the same meanings as those defined in the Debenture Agreement:

                  (a) "SERIES A STOCK" shall mean the Series A Preferred Stock owned by Stockholder.

                  (b) "EXPIRATION DATE" shall mean the date upon which the all of the Stockholder's Series A Preferred Stock has been converted into Common Stock pursuant to the Series A Certificate of Designation.

                  (c) Stockholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if Stockholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.
                  (d) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

                  (e) "SUBJECT SECURITIES" shall mean the Series A Stock owned by Stockholder.

                  (f) A Person shall be deemed to have effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

SECTION 2.        TRANSFER OF SUBJECT SECURITIES

         2.1 TRANSFEREE OF SUBJECT SECURITIES TO BE BOUND BY THIS AGREEMENT. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected unless each Person to which any of such Subject Securities, or any interest in any of such Subject Securities, is or may be transferred shall have: (a) executed a counterpart of this Voting Agreement and a proxy in the form attached hereto as EXHIBIT A (with such modifications as the parties mutually agree); and (b) agreed to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and provisions of this Voting Agreement.

         2.2 TRANSFER OF VOTING RIGHTS. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

SECTION 3.        VOTING OF SHARES

         3.1 VOTING AGREEMENT. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date:

                  (a) at any meeting of stockholders of the Company, however called, Stockholder shall (unless otherwise directed in writing by USD) cause all outstanding shares of Series A Stock that are Owned by Stockholder as of the record date fixed for such meeting to be voted in favor of approval and adoption of the any actions contemplated by USD; and

                  (b) in the event written consents are solicited or otherwise sought from stockholders of the Company with respect to any other actions contemplated by USD, Stockholder shall (unless otherwise directed in writing by USD) cause to be executed, with respect to all outstanding shares of Series A Stock that are Owned by Stockholder as of the record date fixed for the consent to the proposed action, a written consent or written consents to such proposed action.

         3.2 EXCEPTIONS. Section 3.1 notwithstanding, Stockholder shall not be obligated to vote in favor of any action contemplated by USD that directly affects the rights of the holders of the Series A Stock; provided however, that Stockholder shall be obligated to vote on such matter, though Stockholder may elect to vote for, against or to abstain from such action in its sole discretion.

         3.3      PROXY; FURTHER ASSURANCES.

                  (a) Contemporaneously with the execution of this Voting Agreement Stockholder shall deliver to USD a proxy in the form attached to this Voting Agreement as EXHIBIT A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "PROXY").

                  (b) Stockholder shall, at USD's request and at USD's expense, perform such further acts and execute such further documents and instruments as may reasonably be required to vest in USD the power to carry out and give effect to the provisions of this Voting Agreement.

         3.4 TERMINATION OF PROXY. This Agreement shall remain effective until the Expiration Date, unless prior to such Expiration Date any one of the following events occur, in which case this Voting Agreement shall terminate:

         (a) USD breaches a material term of the Debenture Agreement and such breach is not cured: (i) if involving the payment of money, within ten (10) days of USD's knowledge of such material breach or (ii) if involving any other material breach, within thirty (30) days of USD's knowledge of such material breach;

         (b) a change of control in USD where, pursuant to a transaction or a series of transactions: (i) essentially all of the assets of USD are sold; (ii) USD consummates a merger or reorganization where (y) USD is not the surviving entity, or (z) the management controlling the majority of the voting rights of USD of even date herewith no longer controls the majority of the voting rights of the newly merged/reorganized entity; or

         (c) USD files for bankruptcy, a petition for involuntary bankruptcy is filed against USD and USD fails to dismiss such petition within sixty (60) days, a trustee is appointed for USD by a forum of jurisdiction or USD is otherwise placed into receivership.

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

         Stockholder hereby represents and warrants to USD as follows:

         4.1 AUTHORIZATION, ETC. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

         4.2      NO CONFLICTS OR CONSENTS.
                  (a) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which he or any of his properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected.

                  (b) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

         4.3 TITLE TO SECURITIES. As of the date of this Voting Agreement, Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Series A Stock set forth under the heading "Shares Held of Record" on the signature page hereof.

         4.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, will be accurate in all respects at all times through the Expiration Date.

SECTION 5.        MISCELLANEOUS

         5.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties, covenants and agreements made by Stockholder in this Voting Agreement shall survive for twelve (12) months following the Expiration Date.

         5.2 INDEMNIFICATION. Stockholder shall hold harmless and indemnify USD and USD's affiliates from and against, and shall compensate and reimburse USD and USD's affiliates for, any loss, damage, claim, liability, fee (including attorneys' fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by USD or any of USD's affiliates, or to which USD or any of USD's affiliates otherwise becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, (a) any inaccuracy in or breach of any representation or warranty contained in this Voting Agreement, or (b) any failure on the part of Stockholder to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation or other provision contained in this Voting Agreement or in the Proxy.

         5.3 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

         5.4 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):


If to the          US Dataworks, Inc.             If to SFP:    Societe Financiere Privee
Company:           5301 Hollister Road                          3, Rue Maurice
                   Suite 250                                    CH-1204 Geneve
                   Houston, Texas  77040                        ATTN : Riccardo Mortara
                   ATTN:  Charles Ramey                         Fax : (41) 22.818.31.00
                   Fax:    (713) 934-8192                       Tel. : (41) 22.818.31.31
                   Tel.:   (713) 934-3854                       email : mortara@sfseujet.com


With a copy to:   Pillsbury Winthrop LLP          With a copy   Bridgewater Capital Corporation
                  2550 Hanover Street             to:           610 Newport center Drive,
                  Palo Alto, CA 94304                           Suite 830
                  ATTN:  John J. Figone, Esq.                   Newport Beach, California 92660
                  Fax:   (650) 233-4545                         ATTN:  Jack A. Thomsen, Partner
                  Tel.:   (650) 233-4613                        Fax:     (949) 729-4667
                                                                Tel:     (949) 729-4666

         5.5 SEVERABILITY. If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

         5.6 ENTIRE AGREEMENT. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

         5.7 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon Stockholder and his heirs, estate, executors, personal representatives, successors and assigns, and shall inure to the benefit of USD and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than USD and its successors and assigns) any rights or remedies of any nature.

         5.8 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy were not performed in accordance with their specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, USD shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither USD nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.8, and Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

         5.9 NON-EXCLUSIVITY. The rights and remedies of USD under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of USD under this Voting Agreement, and the obligations and liabilities of Stockholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations.

         5.10     GOVERNING LAW; VENUE.

                  (a) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Nevada (without giving effect to principles of conflicts of laws).

                  (b) Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the County of Orange, State of California.
Stockholder:

                  (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the County of Orange, State of California (and each appellate court located in the State of California), in connection with any such legal proceeding;

                  (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him as set forth in Section 5.4 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

                  (iii) agrees that each state and federal court located in the County of Orange, State of California, shall be deemed to be a convenient forum; and

                  (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of Orange, State of California, any claim that Stockholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

Nothing contained in this Section 5.10 shall be deemed to limit or otherwise affect the right of USD to commence any legal proceeding or otherwise proceed against Stockholder in any other forum or jurisdiction.

                  (c) STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

         5.11 COUNTERPARTS. This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         5.12 CAPTIONS. The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

         5.13 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy is brought against either party to this Voting Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

         5.14 WAIVER. No failure on the part of USD to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of USD in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. USD shall not be deemed to have waived any claim available to USD arising out of this Voting Agreement, or any power, right, privilege or remedy of USD under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of USD; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

         5.15     CONSTRUCTION.

                  (a) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

                  (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

                  (c) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

                  (d) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

         IN WITNESS WHEREOF, USD and Stockholder have caused this Voting Agreement to be executed as of the date first written above.


                                             US DATAWORKS, INC.



                                             By:/S/ CHARLES RAMEY
                                                ------------------------------
                                             STOCKHOLDER
                                             Societe Financiere Privee, S.A.



                                             By: /S/ RICARDO MORTARA
                                                ------------------------------
                                                Its authorized representative


                                                    POWER OF ATTORNEY
                                             ---------------------------------
                                             Title



SHARES HELD OF RECORD          OPTIONS AND OTHER RIGHTS           ADDITIONAL SECURITIES BENEFICIALLY OWNED
---------------------          ------------------------           ----------------------------------------
540,000 shares of                   None                               2,873,564 shares of Common
Series A Preferred


                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY


         The undersigned, a holder of Series A Preferred Stock ("SERIES A STOCK") of US DATAWORKS, INC., a Nevada corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes CHARLES RAMEY, an individual ("RAMEY"), and JOHN REILAND, an individual ("REILAND"; Ramey and Reiland hereinafter referred to collectively as "PROXYHOLDERS"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of Series A Stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of Series A Stock of the Company which the undersigned may acquire on or after the date hereof. (The shares of the Series A Stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "SHARES.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

         This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between the Company and the undersigned (the "VOTING AGREEMENT"), and is granted in consideration of the Company entering into a Convertible Debenture Agreement (the "DEBENTURE AGREEMENT") and Warrant Agreement, each dated as of even date hereof, between the Company and the undersigned.

         The Proxyholders named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date (as such term is defined in the Voting Agreement) at any meeting of the stockholders of the Company, however called, or in connection with any solicitation of written consents from stockholders of the Company, in favor of any actions contemplated by the Company.

         The undersigned shall not be obligated to vote in favor of any action contemplated by the Company that directly affects the rights of the holders of the Series A Stock; provided however, that the undersigned shall be obligated to vote on such matter, though Stockholder may elect to vote for, against or to abstain from such action in its sole discretion.

         This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

         If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

         This proxy shall terminate upon the Expiration Date.



Dated:  June 30, 2003
                                    Societe Financiere Privee, S.A.




                                    By:
                                       -----------------------------------------
                                          Its authorized representative



                                    Title

                                    Number of shares of Series A stock of the Company owned of record as of the date of this proxy: 540,000



                                      A-2